                             SIXTEENTH AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT AND
                               AMENDMENT AGREEMENT


         This Sixteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement (this "Amendment" or this "Sixteenth Amendment") is entered into on December 13, 2002 between Bank One, NA (successor by merger to Bank One, Michigan), with its main office in Chicago, Illinois ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation, Ahab Investment Company, DWZM, Inc., SMX Liquidation Corp., Inc., f/k/a Snowmax Incorporated, Stature Electric, Inc., Owosso Motor Group, Inc., AAC Liquidation Corp., Inc., f/k/a Astro Air Coils, Inc. and Owosso-Delaware, Inc., f/k/a Cramer Company (collectively, the "Borrowers").

                                    RECITALS
                                    --------

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001, an Amendment Agreement dated February 12, 2001 (the "Amendment Agreement"), a Seventh Amendment to Amended and Restated Credit Agreement dated as of May 9, 2001, an Eighth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated as of July 31, 2001, a Ninth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated January 7, 2002, a Tenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated February 7, 2002, an Eleventh Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated May 16, 2002, a Twelfth Amendment to Amended and Restated Credit Agreement and Amendment Agreement as of July 8, 2002, a Thirteenth Amendment to Amended and Restated Credit Agreement, Amendment Agreement, Amended and Restated Pledge Agreement and Security Agreement dated July 30, 2002, a Fourteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated effective as of September 30, 2002 and a Fifteenth Amendment to Amended and Restated Credit Agreement and Amendment Agreement dated October 27, 2002 (as amended, the "Loan Agreement") and two Revolving Credit Notes dated on or about July 31, 2002 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently (all of the foregoing, including the Loan Agreement, are collectively referred to as the "Loan Documents"). Capitalized terms used but not defined in this Sixteenth Amendment have the same meanings as in the Amendment Agreement.

         2. Each Party acknowledges and agrees that (i) the Amendment Agreement is in full force and effect; (ii) the Banks have fully performed all of their obligations under the Loan Documents (including the Amendment Agreement); (iii) the Banks have no obligation to continue to lend to Borrowers or to forbear from enforcing their rights and remedies beyond the Forbearance Period; and (iv) the Banks have made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period will be extended beyond the expiration thereof.

         3. Each Party represents and warrants to the Banks that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such loans, and from any other loans made or which may be made in the future to any of the Borrowers.

         4. Under the terms of the Amendment Agreement, the Parties previously agreed to satisfy all of the Obligations by February 15, 2002, which date was subsequently extended to December 31, 2002, and under the terms of the Amendment Agreement all Obligations were due and owing in full on those dates. Despite reductions in the Obligations during the past year, the Parties have advised the Lenders that they will be unable to satisfy all of the Obligations by December 31, 2002 due to an inability to complete their plan for asset sales and corporate refinancing by that date but have advised the Lenders that they intend to continue to implement the plan and believe that continuation of the plan will result in satisfaction in full of the Obligations by December 31, 2003.

         5. Subject to the terms and conditions of this Sixteenth Amendment, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this Sixteenth Amendment, the Banks have agreed to amend the Loan Documents, and forbear from enforcing their rights and remedies on account of the Specified Defaults under the Loan Documents and applicable law, as set forth below.

                                    AGREEMENT
                                    ---------

        Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, Borrowers and Banks agree as follows:

         A. The Loan Agreement and Amendment Agreement are amended as follows:

                  (1) Section 2.2(d) of the Loan Agreement is amended and restated in its entirety to read as follows:

                           "(d) The Commitments will additionally cumulatively
                  reduce by the following amounts (each a "Mandatory Reduction") at the following times in accordance with the terms of this
                  Section 2.2:


                                   Mandatory            Total Cumulative                  New
               Date                Reduction               Reduction                   Commitment
               ----                ---------            ----------------               ----------
           Nov 30, 2002            $100,000                 $100,000                   $9,750,000

           Jan 31, 2003          $1,000,000               $1,100,000                   $8,750,000

           Apr 30, 2003            $250,000               $1,350,000                   $8,500,000

          June 30, 2003          $1,628,000               $2,978,000                   $6,872,000

          July 31, 2003            $250,000               $3,228,000                   $6,622,000

          Sept 30, 2003            $600,000               $3,828,000                   $6,022,000

           Oct 31, 2003            $250,000               $4,078,000                   $5,772,000

                  As part of the calculation of the cumulative reduction, the Commitments will reduce on a dollar for dollar basis by 100% of the net cash proceeds (net only of reasonable costs of closing pursuant to sale terms and conditions acceptable to the Banks in their reasonable discretion) promptly upon the Borrowers' receipt thereof of the sale of any of the assets of the Borrowers, including without limitation the real estate owned by Cramer and the Texas Property, by 100% of the face value of any Letter of Credit or full amount of any cash deposit related thereto returned to either of the Banks promptly upon the Borrowers' receipt thereof and by 100% of any tax refunds other than the Property Refund (which is an additional reduction to the Commitments as discussed below).

                  In addition to the reductions set forth above, the Commitments will reduce by (i) if the Property Refund is received on or before February 28, 2003, the greater of $408,680 or the amount of the Property Refund promptly upon the Borrowers' receipt of the Property Refund, or (ii) if the Property Refund is not received on or before February 28, 2003, by $408,680 on February 28, 2003 and by any amount by which the Property Refund exceeds $408,680 promptly upon the Borrowers' receipt of the Property Refund."

                  (2) The definition of "Additional Amount" in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                           ""Additional Amount" means $6,985,000, less the
                  following amounts immediately upon the Borrowers' receipt thereof: 100% of the net cash proceeds (net only of reasonable costs of closing pursuant to sale terms and conditions acceptable to the Banks in their reasonable discretion) of the sale of any of the assets of the Borrowers, including without limitation the real estate owned by Cramer and the Texas Property; the face value of any Letter of Credit or full amount of any cash deposit related thereto returned to either of the Banks; and the amount of any reduction in the Commitments permitted or required under Section 2(a) and/or 2(d) of the Loan Agreement."

                  (3) The definition of "Termination Date" in Section 1.1 of the Loan Agreement is amended to revise the reference to "December 31, 2002" to instead read "December 31, 2003".

                  (4) Section 1 of the Amendment Agreement is amended and restated in its entirety to read as follows:

                           "1. Forbearance. Subject to the following conditions
                  precedent and those set forth elsewhere in this Agreement, Lenders agree to forbear from enforcing their rights and remedies, whether under the Loan Documents or otherwise available at law or in equity in connection therewith, based on the Specified Defaults and the Additional Defaults (as defined in the Sixteenth Amendment); as well as their rights and remedies based solely on any worsening of the Specified Defaults or the Additional Defaults or any future defaults arising only under Sections 5.2(a), (b) or (c) of the Loan Agreement, through December 31, 2003 (the "Forbearance Period")

                           (a) Bank One as Agent receives, on or before December
                  20, 2002, a fully executed copy of this Agreement, together with fully executed copies of all Exhibits hereto that require signature, by facsimile, with original signatures to follow by overnight delivery.

                           (b) There are no further or additional Events of
                  Default, or defaults under this Agreement or the Loan Documents, and each Party complies with all terms and conditions of this Agreement and the Loan Documents to which they are a party."

                  (5) Section 7(g) of the Amendment Agreement is amended and restated in its entirety to read as follows:

                           "(g) Notwithstanding anything to the contrary in the
                  Loan Documents, if the Borrowers' aggregate capital expenditures for the period from November 1, 2001 through December 31, 2002 exceed $750,000 or for the period from November 1, 2002 through December 31, 2003 exceed $350,000."

                  (6) Section 8 of the Amendment Agreement is amended by adding the following new text at the end thereof:

         "As part of satisfying the Obligations upon expiration of the Forbearance Period, the Borrowers must either return to the Banks all original, undrawn Letters of Credit or cash collateralize in full all unreturned Letters of Credit."

                  (7) Schedules 23(i), (j) and (k) attached hereto amend and replace those Schedules to the Amendment Agreement.

                  (8) The contact person at Bank One's notice address as set forth in Section 25 of the Amendment Agreement is amended to be Judith Chaisiri.

                  (9) Section 7(f) of the Amendment Agreement is amended to add the following new financial covenants:

                  "Borrowers' consolidated EBITDA on a cumulative basis for the period commencing November 1, 2002 shall not be less than the following amounts at the following dates: November 30, 2002:
                  $71,000; December 31, 2002: $155,000; January 31, 2003:
                  $223,000; February 28, 2003: $388,000; March 31, 2003:
                  $595,000; April 30, 2003: $803,000; May 31, 2003: $1,031,000;
                  June 20, 2003: $1,247,000; July 31, 2003: $1,494,000; August
                  31, 2003: $1,762,000; September 30, 2003: $2,023,000; October
                  31, 2003: $2,259,000; November 30, 2003: $2,359,000; and
                  December 31, 2003: $2,459,000.

         B. The Notes are amended and restated in their entireties by the Amended and Restated Revolving Credit Notes in the form of collective Exhibit A hereto (the "New Notes").

         C. The Borrowers are in default under Section _____ of the Amendment Agreement for the months of ________________________ (the "Additional Defaults"). The Banks agree to forbear with respect to the Additional Defaults as if they were Specified Defaults provided that there are no further Events of Default. The foregoing accommodation shall not be deemed to constitute a consent to or agreement to forbear with respect to any future defaults or Events of Default.

         D. In addition to continuing to pay the commitment fee and any and all other fees provided for under the Loan Documents, Borrowers must pay to the Agent, for the benefit of the Banks, an amendment fee of $100,000, which has been fully earned by the Banks and is payable as follows: $25,000 simultaneous with execution of this Sixteenth Amendment and $25,000 each on or before the 15th day of March, June and September, 2003, provided, however, that any portion of the amendment fee that is payable after the date that the Borrowers fully and finally pay all of the Obligations in full (including returning undrawn or cash collateralizing any Letters of Credit) will be waived by the Banks.

         E. The Borrowers acknowledge and agree that the Agent will conduct a field examination in or about January 2003 and that all fees and costs related to such field exam must be paid by Borrowers within thirty days of their receipt of an invoice therefor in accordance with the terms of the Amendment Agreement.

         F. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement are to be treated as referring to the Loan Agreement, as amended by this Amendment, (ii) to the Amendment Agreement are to be treated as referring to the Amendment Agreement, as amended by this Amendment; (iii) to the Notes are to be treated as referring to the New Notes, and (iv) to "obligations", "Obligations" and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Amendment or the Loan Documents.

         G. Subsequent to execution and delivery of this Amendment, Borrowers must cause to be executed and delivered to the Banks such financing statements, resolutions and other agreements that the Banks may reasonably require to effectuate the transactions contemplated by this Amendment. Borrowers must continue to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Banks in accordance with the terms of the Loan Documents, including the Amendment Agreement.

         H. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents and (ii) except to the extent heretofore or herein released, all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks including, without limitation, such collateral, security interests, liens, pledges, and mortgages granted under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

         I. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Sixteenth Amendment other than those which are set forth in this Sixteenth Amendment.

         J. Reservation of Rights.

                  (a) The Amendment Agreement grants a limited forbearance until the expiration of the Forbearance Period on the terms and conditions set forth in the Amendment Agreement (as amended by this Sixteenth Amendment). Except for such forbearance through the expiration of the Forbearance Period and notwithstanding anything to the contrary in this Sixteenth Amendment or the Amendment Agreement, all of the Banks' rights and remedies with respect to the Parties are expressly reserved. Likewise, nothing herein shall be deemed to constitute a waiver of any default existing as of the date hereof or new Events of Default or defaults or shall in any way prejudice the rights and remedies of the Banks under the Loan Documents (including the Amendment Agreement) or applicable law. Further, the Banks shall have the right to waive any conditions set forth in this Sixteenth Amendment or the Loan Documents, in their sole discretion, and any waiver shall not prejudice, waive or reduce any other right or remedy which the Banks may have against the Parties or any of them. However, the Parties agree that no waiver by the Banks of any right or condition of this Sixteenth Amendment or the Loan Documents shall be effective unless contained in a writing signed by an authorized agent of the Agent or each of the Banks, as appropriate.

                  (b) ANYTHING CONTAINED IN THIS SIXTEENTH AMENDMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS SIXTEENTH AMENDMENT OR IN ANY OTHER AGREEMENT SHALL IN ANY WAY RESTRICT OR PROHIBIT THE BANKS' RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR

         K. Each Borrower represents and warrants to the Banks that:

                  (1) (a) The execution, delivery and performance of this Amendment by the Borrowers and all agreements and documents delivered by Borrowers in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                  (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                  (c) This Amendment and all agreements and documents delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

                  (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  (3) Each Borrower's interim financial statements furnished to the Banks, which have been provided through September, 2002, fairly present such Borrower's financial condition as of such dates and the results of such Borrower's operations for the periods indicated. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

                  (4) Except for the Specified Defaults, such Borrower has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

                  (5) Any party executing this Sixteenth Amendment in a representative capacity on behalf of such Borrower has the authority to execute this Sixteenth Amendment and legally bind such Borrower.

                  (6) Such Borrower has not assigned any claim, set off or defense to any individual or entity.

         L. This Sixteenth Amendment and all of the Exhibits and other written material delivered by any one or more of the Parties to the Banks in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to the Banks that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

         M. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement, the Amendment Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement, the Amendment Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

         N. No failure or delay on the part of the Agent or either of the Banks in the exercise of any power or right, and no course of dealing between any one or more of the Parties and the Agent or either of the Banks, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Agent or either of the Banks at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives the right of the Agent or either of the Banks to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Sixteenth Amendment or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Sixteenth Amendment or the Loan Documents is effective only if in writing signed by an authorized officer of the Agent or the Banks, as appropriate, and only in the specific instance and for the specific purpose for which given.

         O. All agreements, representations and warranties made in this Sixteenth Amendment (and all agreements referred to or incorporated herein) survive the execution of this Sixteenth Amendment (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Sixteenth Amendment (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by the Agent or the Banks (including by their agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by the Agent and the Banks, notwithstanding any investigation heretofore or hereafter made by the Agent or the Banks or their agents.

         P. The execution and delivery of this Sixteenth Amendment (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to the Banks. No security taken before or after as security for the Obligations impairs or affects this Sixteenth Amendment (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

         Q. This Sixteenth Amendment and the Exhibits and Schedules hereto constitute the Parties' and the Banks' entire understanding with respect to the subject matter hereof. Modifications or amendments to this Sixteenth Amendment must be in writing and signed by the party to be charged in order to be effective. This Sixteenth Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Sixteenth Amendment is binding on each Party and their respective successors, assigns, heirs, and personal representatives and shall inure to the Banks' benefit and the benefit of their successors and assigns. If any provision of this Sixteenth Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Sixteenth Amendment.

         R. This Sixteenth Amendment is being entered into among competent persons, who are experienced in business and represented by counsel, and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Sixteenth Amendment will not necessarily be construed against any particular party as the drafter of such language.

         S. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

         T. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

         U. STATUTE OF FRAUDS. THIS SIXTEENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE BANKS AND THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN EITHER OF THE BANKS OR THE AGENT, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS SIXTEENTH AMENDMENT AND SHALL NOT SURVIVE THE EXECUTION OF THIS SIXTEENTH AMENDMENT.

         V. WAIVER OF JURY TRIAL.

         BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

         W. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE PARTIES' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.

BANK ONE, NA (successor by merger to                          PNC BANK, NATIONAL ASSOCIATION
Bank One, Michigan), individually and as Agent

By: /s/ Patricia S. Carpen                                    By: /s/ Frank P. Devine
    ---------------------------                                   -----------------------------
       Name: Patricia S. Carpen                                   Name: Frank P. Devine
       Title: Vice President                                      Title: Vice President

[Signatures continued on following page]

[Signatures continued from previous page]

OWOSSO CORPORATION                                            AHAB INVESTMENT COMPANY

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    ------------------------------                                ---------------------------------
    Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
    Title: President & CEO                                        Title: President


DWZM, INC.                                                    SMX LIQUIDATION CORP., INC.

By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    ------------------------------                                ---------------------------------
    Name: George B. Lemmon, Jr.                                   Name: George B. Lemmon, Jr.
    Title: President                                              Title: Vice-President


OWOSSO-DELAWARE, INC.                                         STATURE ELECTRIC, INC.


By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------                                ---------------------------------
    Name: George B. Lemmon, Jr.                                  Name: George B. Lemmon, Jr.
    Title: President                                             Title: Vice-President



OWOSSO MOTOR GROUP, INC.                                      AAC LIQUIDATION CORP., INC.


By: /s/ George B. Lemmon, Jr.                                 By: /s/ George B. Lemmon, Jr.
    -----------------------------                                ---------------------------------
    Name: George B. Lemmon, Jr.                                  Name: George B. Lemmon, Jr.
    Title: Vice-President                                        Title: Vice-President

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